Exhibit 99.2

Aspen Insurance Holdings Limited

Financial Supplement

As of March 31, 2011

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.bm
or
Noah Fields, Vice President, Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen.bm

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2010 and 2009. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and changes in credit spreads, and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the Group’s non-functional currencies. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 25 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share is calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 25 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 23 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see page 12 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited

Financial Highlights

	Three Months Ended March 31,
(in US$ millions except for percentages, share and per share amounts)	2011	2010	Change

Gross written premium	$671.3	$702.8	(4.5%	)
Net written premium	$509.6	$580.1	(12.2%	)
Net earned premium	$452.4	$467.6	(3.3%	)
Net (loss)/income after tax	$(151.7)	$18.3	(929.0%	)
Operating (loss)/income after tax	$(163.4)	$6.1	(2,778.7%	)
Net investment income	$55.5	$59.4	(6.6%	)
Underwriting (loss)/income	$(219.3)	$(48.2)	355.0%

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and cancellation of preference shares	$(2.23)	$0.16	(1,493.8%	)
Operating (loss)/income adjusted for preference share dividend	$(2.40)	$0.01	(24,100.0%	)
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and cancellation of preference shares	$(2.23)	$0.16	(1,493.8%	)
Operating (loss)/income adjusted for preference share dividend	$(2.40)	$0.01	(24,100.0%	)
Weighted average number of ordinary shares outstanding (in millions of shares)	70.552	77.395	(8.8%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	70.552	80.639	(12.5%	)
Book value per ordinary share	$38.14	$36.07	5.7%
Diluted book value per ordinary share (treasury stock method)	$36.65	$34.45	6.4%
Ordinary shares outstanding at March 31, 2011 and March 31, 2010 (in millions of shares)	70.731	77.258	(8.4%	)
Ordinary shares outstanding and dilutive potential ordinary shares at March 31, 2011 and March 31, 2010 (in millions of shares)	73.599	80.889	(9.0%	)

Underwriting Ratios
Loss ratio	116.9%	81.0%
Policy acquisition cost ratio	18.0%	18.1%
Operating and administrative expense ratio	13.6%	11.2%
Expense ratio	31.6%	29.3%
Combined ratio	148.5%	110.3%

Return On Equity
Average equity (1)	$2,480.0	$2,595.9
Return on average equity
Net (loss)/income adjusted for preference share dividend	(6.3%)	0.5%
Operating (loss)/income adjusted for preference share dividend	(6.8%)	0.0%
Annualized return on average equity
Net (loss)/income	(25.2%)	2.0%
Operating (loss)/income	(27.2%)	0.0%

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments, preference shares and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Quarterly

(in US$ millions except for percentages and per share amounts)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

UNDERWRITING REVENUES
Gross written premiums	$671.3	$412.8	$415.8	$545.4	$702.8	$636.8
Premiums ceded	(161.7)	(17.6)	(38.8)	(6.6)	(122.7)	(130.2)

Net written premiums	509.6	395.2	377.0	538.8	580.1	506.6
Change in unearned premiums	(57.2)	104.5	74.7	(58.9)	(112.5)	(59.3)

Net earned premiums	452.4	499.7	451.7	479.9	467.6	447.3

UNDERWRITING EXPENSES
Losses and loss expenses	528.9	307.4	285.8	276.7	378.8	250.8
Acquisition expenses	81.4	90.6	75.6	77.8	84.5	78.6
General, administrative and corporate expenses	61.4	78.5	65.0	62.6	52.5	48.5

Total underwriting expenses	671.7	476.5	426.4	417.1	515.8	377.9

Underwriting (loss)/income including corporate expenses	(219.3)	23.2	25.3	62.8	(48.2)	69.4

OTHER OPERATING REVENUE
Net investment income	55.5	57.0	58.1	57.5	59.4	59.2
Interest expense	(7.7)	(4.8)	(3.9)	(4.0)	(3.8)	(3.9)

Total other operating revenue	47.8	52.2	54.2	53.5	55.6	55.3

Other (expense)/income	(11.5)	10.1	(1.9)	1.6	(0.9)	(2.7)

OPERATING (LOSS)/INCOME BEFORE TAX	(183.0)	85.5	77.6	117.9	6.5	122.0

OTHER
Net realized and unrealized exchange gains/(losses)	6.4	(0.1)	3.4	(2.6)	1.5	(2.3)
Net realized and unrealized investment gains/(losses)	8.4	10.5	22.1	5.7	12.3	(12.2)

(LOSS)/INCOME BEFORE TAX	(168.2)	95.9	103.1	121.0	20.3	107.5
Income tax recovery/(expense)	16.5	(3.2)	(10.3)	(12.1)	(2.0)	(16.1)

NET (LOSS)/INCOME AFTER TAX	(151.7)	92.7	92.8	108.9	18.3	91.4
Dividends paid on ordinary shares	(10.6)	(11.5)	(11.5)	(11.7)	(11.8)	(12.3)
Dividend paid on preference shares	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)	(6.9)

Retained (loss)/income	$(168.0)	$75.5	$75.6	$91.5	$0.8	$72.2

Components of net (loss)/income after tax
Operating (loss)/income	$(163.4)	$85.0	$69.7	$104.9	$6.1	$105.7
Net realized and unrealized exchange gains/(losses) after tax	4.7	0.2	3.0	(1.3)	1.0	(2.3)
Net realized and unrealized investment gains/(losses) after tax	7.0	7.5	20.1	5.3	11.2	(12.0)

NET (LOSS)/INCOME AFTER TAX	$(151.7)	$92.7	$92.8	$108.9	$18.3	$91.4

Loss ratio	116.9%	61.5%	63.3%	57.7%	81.0%	56.1%
Policy acquisition expense ratio	18.0%	18.1%	16.7%	16.2%	18.1%	17.6%
General, administrative and corporate expense ratio	13.6%	15.7%	14.4%	13.0%	11.2%	10.8%
Expense ratio	31.6%	33.8%	31.1%	29.2%	29.3%	28.4%
Combined ratio	148.5%	95.3%	94.4%	86.9%	110.3%	84.5%
Basic earnings per share (1)	$(2.23)	$1.18	$1.14	$1.34	$0.16	$1.42
Diluted earnings per share	$(2.23)	$1.12	$1.08	$1.28	$0.16	$1.39

Annualized return on average equity
Net (loss)/income	(25.2% )	13.2%	13.2%	16.4%	2.0%	14.8%
Operating (loss)/income	(27.2% )	12.0%	9.6%	15.6%	—	17.6%

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Three Months Ended March 31,
(in US$ millions except for percentages)	2011	2010	2009

UNDERWRITING REVENUES
Gross written premiums	$671.3	$702.8	$636.8
Premiums ceded	(161.7)	(122.7)	(130.2)

Net written premiums	509.6	580.1	506.6
Change in unearned premiums	(57.2)	(112.5)	(59.3)

Net earned premiums	452.4	467.6	447.3

UNDERWRITING EXPENSES
Losses and loss expenses	528.9	378.8	250.8
Acquisition expenses	81.4	84.5	78.6
General, administrative and corporate expenses	61.4	52.5	48.5

Total underwriting expenses	671.7	515.8	377.9

Underwriting (loss)/income including corporate expenses	(219.3)	(48.2)	69.4

OTHER OPERATING REVENUE
Net investment income	55.5	59.4	59.2
Interest expense	(7.7)	(3.8)	(3.9)

Total other operating revenue	47.8	55.6	55.3

Other (expense)	(11.5)	(0.9)	(2.7)

OPERATING (LOSS)/INCOME BEFORE TAX	(183.0)	6.5	122.0

OTHER
Net realized and unrealized exchange gains/(losses)	6.4	1.5	(2.3)
Net realized and unrealized investment gains/(losses)	8.4	12.3	(12.2)

(LOSS)/INCOME BEFORE TAX	(168.2)	20.3	107.5
Income tax recovery/(expense)	16.5	(2.0)	(16.1)

NET (LOSS)/INCOME AFTER TAX	(151.7)	18.3	91.4
Dividends paid on ordinary shares	(10.6)	(11.8)	(12.3)
Dividends paid on preference shares	(5.7)	(5.7)	(6.9)

Retained (loss)/income	$(168.0)	$0.8	$72.2

Components of net income after tax
Operating (loss)/income	$(163.4)	$6.1	$105.7
Net realized and unrealized exchange gains/(losses) after tax	4.7	1.0	(2.3)
Net realized and unrealized investment gains/(losses) after tax	7.0	11.2	(12.0)

NET (LOSS)/INCOME AFTER TAX	$(151.7)	$18.3	$91.4

Loss ratio	116.9%	81.0%	56.1%
Policy acquisition expense ratio	18.0%	18.1%	17.6%
General, administrative and corporate expense ratio	13.6%	11.2%	10.8%
Expense ratio	31.6%	29.3%	28.4%
Combined ratio	148.5%	110.3%	84.5%

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(in US$ millions except for per share amounts)	2011	2010	2010	2010	2010	2009

ASSETS
Investments
Fixed income maturities	$5,896.1	$5,766.6	$5,963.1	$5,753.6	$5,661.8	$5,598.0
Equity securities	173.5	—	—	—	—	—
Other investments	30.1	30.0	28.7	27.8	27.5	27.3
Short-term investments	187.6	289.7	299.5	304.3	251.9	371.7

Total investments	6,287.3	6,086.3	6,291.3	6,085.7	5,941.2	5,997.0
Cash and cash equivalents	1,116.9	1,179.1	914.3	726.1	701.4	748.4
Reinsurance recoverables
Unpaid losses	334.0	279.9	263.8	247.6	262.9	321.5
Ceded unearned premiums	167.4	62.4	43.4	106.2	210.2	103.8
Receivables
Underwriting premiums	940.0	821.7	880.7	981.0	914.0	708.3
Other	62.8	67.9	81.9	73.4	62.2	64.1
Funds withheld	86.3	83.3	79.0	83.5	73.6	85.1
Deferred policy acquisition costs	191.0	166.8	187.2	201.2	202.7	165.5
Derivatives at fair value	7.2	6.8	1.5	4.3	4.9	6.7
Receivable for securities sold	10.6	0.2	2.1	16.9	13.5	11.9
Office properties and equipment	38.6	34.8	32.3	28.4	27.6	27.5
Income tax receivable	5.2	—	—	—	6.3	—
Other assets	29.4	21.9	20.7	16.0	14.9	9.2
Intangible assets	20.7	21.0	21.4	11.5	12.0	8.2

Total assets	$9,297.4	$8,832.1	$8,819.6	$8,581.8	$8,447.4	$8,257.2

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,229.3	$3,820.5	$3,672.2	$3,485.7	$3,452.0	$3,331.1
Unearned premiums	1,028.3	859.0	951.6	1,061.2	1,107.8	907.6

Total insurance reserves	5,257.6	4,679.5	4,623.8	4,546.9	4,559.8	4,238.7

Payables
Reinsurance premiums	226.9	113.7	141.9	159.3	193.2	110.8
Taxation	45.3	60.2	91.7	74.2	83.7	94.2
Accrued expenses and other payables	214.5	238.0	268.0	242.3	213.5	249.3
Liabilities under derivative contracts	3.3	—	3.8	5.6	7.4	9.2

Total payables	490.0	411.9	505.4	481.4	497.8	463.5
Long-term debt	498.8	498.8	249.7	249.6	249.6	249.6

Total liabilities	6,246.4	5,590.2	5,378.9	5,277.9	5,307.2	4,951.8

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-Controlling interest	0.3	0.5	0.6	—	—	—
Preference shares	—	—	—	—	—	—
Additional paid-in capital	1,388.2	1,388.3	1,561.5	1,566.2	1,565.0	1,763.0
Retained earnings	1,360.9	1,528.7	1,452.9	1,377.3	1,285.8	1,285.0
Accumulated other comprehensive income, net of taxes	301.5	324.3	425.6	360.3	289.3	257.3

Total shareholders’ equity	3,051.0	3,241.9	3,440.7	3,303.9	3,140.2	3,305.4

Total liabilities and shareholders’ equity	$9,297.4	$8,832.1	$8,819.6	$8,581.8	$8,447.4	$8,257.2

Book value per ordinary share	$38.14	$40.96	$40.28	$38.46	$36.07	$35.42

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended
	March 31,	March 31,
(in US$ except for number of shares)	2011	2010

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$(2.23)	$0.16
Operating income/(loss) adjusted for preference share dividend	$(2.40)	$0.01
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$(2.23)	$0.16
Operating income/(loss) adjusted for preference share dividend	$(2.40)	$0.01
Weighted average number of ordinary shares outstanding (in millions)	70.552	77.395
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	70.552	80.639
Book value per ordinary share	$38.14	$36.07
Diluted book value per ordinary share (treasury stock method)	$36.65	$34.45
Ordinary shares outstanding at end of the period (in millions)	70.731	77.258
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	73.599	80.889

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended
(in US$ millions except for percentages)	March 31, 2011		March 31, 2010

Average shareholders’ equity	$3,146.5		$3,222.8
Average preference shares	(353.6)		(353.6)
Average cumulative foreign currency translation adjustments, net of taxes	(116.2)		(108.4)
Average unrealized (appreciation)/depreciation on investments, net of taxes	(196.7)		(164.9)

Average equity	$2,480.0		$2,595.9

Return on average equity:
Net (loss)/income adjusted for preference share dividend	(6.3%	)	0.5%
Operating (loss)/income adjusted for preference share dividend	(6.8%	)	0.0%
Annualized return on average equity:
Net (loss)/income	(25.2%	)	2.0%
Operating (loss)/income	(27.2%	)	0.0%
Components of return on average equity:
Return on average equity from underwriting activity(1)	(8.8%	)	(1.9% )
Return on average equity from investment and other activity(2)	1.2%		1.9%
Pre-tax operating (loss)/income return on average equity	(7.6%	)	—
Post-tax operating (loss)/income return on average equity(3)	(6.8%	)	—

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 23 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Calculated by using underwriting income.

2.   Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

3.   Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2011			Three Months Ended March 31, 2010
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$437.1	$234.2	$671.3	$490.1	$212.7	$702.8
Net written premiums	388.4	121.2	509.6	461.3	118.8	580.1
Gross earned premiums	284.8	224.0	508.8	301.9	215.2	517.1
Net earned premiums	272.0	180.4	452.4	291.0	176.6	467.6
Losses and loss expenses	410.1	118.8	528.9	256.8	122.0	378.8
Policy acquisition expenses	49.4	32.0	81.4	52.4	32.1	84.5
Operating and administrative expenses	24.5	29.2	53.7	22.3	20.4	42.7

Underwriting (loss)/income	$(212.0)	$0.4	$(211.6)	$(40.5)	$2.1	$(38.4)

Net investment income			55.5			59.4
Net realized gains			8.4			12.3
Corporate (expenses)			(7.7)			(9.8)
Other (expense)			(11.5)			(0.9)
Interest (expenses)			(7.7)			(3.8)
Net foreign exchange gains/(losses)			6.4			1.5

Income before income taxes			$(168.2)			20.3
Income tax recovery/(expense)			16.5			(2.0)

Net (loss)/income			$(151.7)			$18.3

Ratios
Loss ratio	150.8%	65.9%	116.9%	88.2%	69.1%	81.0%
Policy acquisition expense ratio	18.2%	17.7%	18.0%	18.0%	18.2%	18.1%
Operating and administrative expense ratio(1)	9.0%	16.2%	13.6%	7.7%	11.6%	11.2%
Expense ratio	27.2%	33.9%	31.6%	25.7%	29.8%	29.3%
Combined ratio	178.0%	99.8%	148.5%	113.9%	98.9%	110.3%

(1)	The total group operating and expense ratio includes the impact from corporate expenses.

Aspen Insurance Holdings Limited

Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

Gross written premiums	$437.1	$152.8	$236.0	$283.3	$490.1	$452.8
Net written premiums	388.4	148.5	229.6	279.1	461.3	413.3
Gross earned premiums	284.8	303.9	277.9	302.7	301.9	287.7
Net earned premiums	272.0	292.1	267.5	291.2	291.0	275.2
Net losses and loss expenses	410.1	146.8	143.5	146.4	256.8	122.1
Policy acquisition expenses	49.4	58.8	43.9	47.3	52.4	51.4
Operating and administrative expenses	24.5	32.8	27.1	30.1	22.3	18.4

Underwriting (loss)/income	$(212.0)	$53.7	$53.0	$67.4	$(40.5)	$83.3

Ratios
Loss ratio	150.8%	50.3%	53.6%	50.3%	88.2%	44.4%
Policy acquisition expense ratio	18.2%	20.1%	16.4%	16.2%	18.0%	18.7%
Operating and administrative expense ratio	9.0%	11.2%	10.1%	10.3%	7.7%	6.7%
Expense ratio	27.2%	31.3%	26.5%	26.5%	25.7%	25.4%
Combined ratio	178.0%	81.6%	80.1%	76.8%	113.9%	69.8%

Aspen Insurance Holdings Limited

Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

Gross written premiums	$234.2	$260.0	$179.8	$262.1	$212.7	$184.0
Net written premiums	121.2	246.7	147.4	259.7	118.8	93.3
Gross earned premiums	224.0	246.5	225.4	220.8	215.2	205.5
Net earned premiums	180.4	207.6	184.2	188.7	176.6	172.1
Net losses and loss expenses	118.8	160.6	142.3	130.3	122.0	128.7
Policy acquisition expenses	32.0	31.8	31.7	30.5	32.1	27.2
Operating and administrative expenses	29.2	33.5	23.6	21.9	20.4	20.3

Underwriting income/(loss)	$0.4	$(18.3)	$(13.4)	$6.0	$2.1	$(4.1)

Ratios
Loss ratio	65.9%	77.4%	77.3%	69.1%	69.1%	74.8%
Policy acquisition expense ratio	17.7%	15.3%	17.2%	16.2%	18.2%	15.8%
Operating and administrative expense ratio	16.2%	16.1%	12.8%	11.6%	11.6%	11.8%
Expense ratio	33.9%	31.4%	30.0%	27.8%	29.8%	27.6%
Combined ratio	99.8%	108.8%	107.3%	96.9%	98.9%	102.4%

Aspen Insurance Holdings Limited

Written and Earned Premiums by Segment and Line of Business

(in US$ millions)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

Gross Written Premium

Reinsurance

Property Catastrophe Reinsurance	$151.0	$4.2	$51.3	$91.2	$146.2	$116.7
Other Property Reinsurance	64.8	48.2	66.3	80.7	73.7	88.8
Casualty Reinsurance	138.6	44.5	70.0	51.5	174.5	175.8
Specialty Reinsurance	82.7	55.9	48.4	59.9	95.7	71.5

Total Reinsurance	$437.1	$152.8	$236.0	$283.3	$490.1	$452.8

Insurance

Property Insurance	$38.6	$28.7	$37.0	$69.3	$36.7	$25.3
Casualty Insurance	19.6	42.7	23.6	44.7	37.2	42.2
Marine, Energy and Transportation Insurance	123.8	136.3	70.1	118.1	110.6	94.1
Financial and Professional Lines Insurance	52.2	52.3	49.1	30.0	28.2	22.4

Total Insurance	$234.2	$260.0	$179.8	$262.1	$212.7	$184.0

Total Gross Written Premiums	$671.3	$412.8	$415.8	$545.4	$702.8	$636.8

Net Written Premium

Reinsurance

Property Catastrophe Reinsurance	$116.1	$3.9	$45.4	$88.1	$130.9	$87.2
Other Property Reinsurance	53.3	46.1	65.3	79.6	65.5	80.0
Casualty Reinsurance	136.4	44.5	70.0	51.3	169.6	174.8
Specialty Reinsurance	82.6	54.0	48.9	60.1	95.3	71.3

Total Reinsurance	$388.4	$148.5	$229.6	$279.1	$461.3	$413.3

Insurance

Property Insurance	$1.6	$25.3	$30.7	$62.4	$14.9	$(1.9)
Casualty Insurance	10.5	36.4	20.6	41.7	27.4	36.4
Marine, Energy and Transportation Insurance	98.8	136.0	57.5	130.8	70.3	55.4
Financial and Professional Lines Insurance	10.3	49.0	38.6	24.8	6.2	3.4

Total Insurance	$121.2	$246.7	$147.4	$259.7	$118.8	$93.3

Total Net Written Premiums	$509.6	$395.2	$377.0	$538.8	$580.1	$506.6

Net Earned Premium

Reinsurance

Property Catastrophe Reinsurance	$71.6	$63.1	$66.5	$66.2	$70.6	$49.4
Other Property Reinsurance	60.1	63.0	61.0	67.8	63.5	81.2
Casualty Reinsurance	82.4	90.0	84.8	90.3	89.0	96.6
Specialty Reinsurance	57.9	76.0	55.2	66.9	67.9	48.0

Total Reinsurance	$272.0	$292.1	$267.5	$291.2	$291.0	$275.2

Insurance

Property Insurance	$28.2	$31.0	$33.2	$30.1	$25.8	$18.9
Casualty Insurance	25.4	26.7	24.9	39.8	38.9	46.2
Marine, Energy and Transportation Insurance	93.3	124.3	94.6	97.4	94.3	88.0
Financial and Professional Lines Insurance	33.5	25.6	31.5	21.4	17.6	19.0

Total Insurance	$180.4	$207.6	$184.2	$188.7	$176.6	$172.1

Total Net Earned Premiums	$452.4	$499.7	$451.7	$479.9	$467.6	$447.3

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended March 31, 2011					Three Months Ended March 31, 2010
	Reinsurance		Insurance	Total		Reinsurance		Insurance	Total

Before Accident Year Adjustment
Loss ratio	150.8%		65.9%	116.9%		88.2%		69.1%	81.0%
Policy acquisition expense ratio	18.2%		17.7%	18.0%		18.0%		18.2%	18.1%
Operating and administrative expense ratio	9.0%		16.2%	13.6%		7.7%		11.6%	11.2%
Expense ratio	27.2%		33.9%	31.6%		25.7%		29.8%	29.3%

Combined ratio	178.0%		99.8%	148.5%		113.9%		98.9%	110.3%

Accident Year Adjustment
Loss ratio	8.3%		1.4%	5.8%		6.1%		0.6%	4.1%
Policy acquisition expense ratio	(1.4%	)	—	(0.9%	)	(1.0%	)	0.1%	(0.6%	)
Operating and administrative expense ratio	—		0.2%	0.1%		0.1%		0.3%	0.2%
Expense ratio	(1.4%	)	0.2%	(0.8%	)	(0.9%	)	0.4%	(0.4%	)

Combined ratio	6.9%		1.6%	5.0%		5.2%		1.0%	3.7%

Accident Year Ratios
Current accident year loss ratio	159.1%		67.3%	122.7%		94.3%		69.7%	85.1%
Policy acquisition expense ratio	16.8%		17.7%	17.1%		17.0%		18.3%	17.5%
Operating and administrative expense ratio	9.0%		16.4%	13.7%		7.8%		11.9%	11.4%
Expense ratio	25.8%		34.1%	30.8%		24.8%		30.2%	28.9%

Combined ratio	184.9%		101.4%	153.5%		119.1%		99.9%	114.0%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Three Months Ended March 31,
(in US$ millions)	2011	2010

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Non-Controlling Interest
Beginning of period	0.5	—
Change in Non-Controlling Interest for the period	(0.2)	—

End of period	0.3	—

Additional paid-in capital
Beginning of period	1,388.3	1,763.0
New shares issued	0.5	—
Ordinary shares repurchased	(1.7)	(200.0)
Share-based compensation	1.1	2.0

End of period	1,388.2	1,565.0

Retained earnings
Beginning of period	1,528.7	1,285.0
Net income for the period	(151.7)	18.3
Dividends paid on ordinary and preference shares	(16.3)	(17.5)
Proportion of net (income)/loss due to Non-Controlling Interest	0.2	—

End of period	1,360.9	1,285.8

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	113.4	103.4
Change for the period	5.6	10.0

End of period	119.0	113.4

Loss on derivatives:
Beginning of period	(1.0)	(1.2)
Reclassification to interest payable	0.1	—

End of period	(0.9)	(1.2)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	211.9	155.1
Change for the period	(28.5)	22.0

End of period	183.4	177.1

Total accumulated other comprehensive income	301.5	289.3

Total shareholders’ equity	$3,051.0	$3,140.2

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2011	2010

Net income	$(151.7)	$18.3

Other comprehensive (loss)/income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(2.8)	(8.6)
Change in net unrealized gains and losses on available for sale securities held	(25.7)	30.6
Loss on derivatives reclassified to interest expense	0.1	—
Change in foreign currency translation adjustment	5.6	10.0

Other comprehensive (loss)/income	(22.8)	32.0

Comprehensive (loss)/income	$(174.5)	$50.3

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2011	2010

Net cash from/(used in) operating activities	$154.9	$102.8
Net cash from/(used in) investing activities	(214.8)	73.7
Net cash from/(used in) financing activities	(17.7)	(217.5)
Effect of exchange rate movements on cash and cash equivalents	15.4	(6.0)

Increase/(decrease) in cash and cash equivalents	(62.2)	(47.0)
Cash at beginning of period	1,179.1	748.4

Cash at end of period	$1,116.9	$701.4

Aspen Insurance Holdings Limited

Reserves for Losses and Loss Expenses

	For the Three Months Ended	For the Twelve Months Ended
(in US$ millions)	March 31, 2011	December 31, 2010

Provision for losses and loss expenses at start of period	$3,820.5	$3,331.1
Reinsurance recoverables	(279.9)	(321.5)

Net loss and loss expenses at start of period	3,540.6	3,009.6

Net loss and loss expenses disposed	(10.0)	(35.5)

Provision for losses and loss expenses for claims incurred
Current period	550.8	1,270.1
Prior period release	(21.9)	(21.4)

Total incurred	528.9	1,248.7

Losses and loss expense payments for claims incurred	(214.9)	(666.8)

Foreign exchange losses/(gains)	50.7	(15.4)

Net loss and loss expense reserves at end of period	3,895.3	3,540.6
Reinsurance recoverables on unpaid losses at end of period	334.0	279.9

Gross loss and loss expense reserves at end of period	$4,229.3	$3,820.5

Aspen Insurance Holdings Limited

Reserves by Operating Segment

	As At March 31, 2011			As At December 31, 2010
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$2,701.3	$(107.0)	$2,594.3	$2,343.8	$(60.7)	$2,283.1
Insurance	1,528.0	(227.0)	1,301.0	1,476.7	(219.2)	1,257.5

Total losses and loss expense reserves	$4,229.3	$(334.0)	$3,895.3	$3,820.5	$(279.9)	$3,540.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended March 31, 2011			Three Months Ended March 31, 2010
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$21.7	$(0.9)	$20.8	$15.1	—	$15.1
Insurance	(9.6)	10.7	1.1	(4.2)	2.0	(2.2)

Release in reserves for prior years during the period	$12.1	$9.8	$21.9	$10.9	$2.0	$12.9

Aspen Insurance Holdings Limited

Ratings of Reinsurers

(in US$ millions except for percentages)	As at March 31, 2011		As at December 31, 2010

S&P
AA+	$7.9	2.4%	$7.5	2.7%
AA−	75.6	22.6%	73.4	26.2%
A+	130.4	39.1%	133.0	47.5%
A	14.0	4.2%	12.9	4.6%
A−	20.4	6.1%	11.3	4.1%
BBB+	2.5	0.7%	2.5	0.9%
BBB	—	—	0.6	0.2%
Fully collateralized	50.0	15.0%	—	—
Not rated	33.2	9.9%	38.7	13.8%

	$334.0	100.0%	$279.9	100.0%

A.M. Best
A++	$7.9	2.4%	$7.5	2.7%
A+	73.2	21.9%	74.0	26.4%
A	173.6	52.0%	173.5	62.0%
A−	16.7	5.0%	15.7	5.6%
F (1)	—	—	0.7	0.3%
Fully collateralized	50.0	14.9%	—	—
Not rated	12.6	3.8%	8.5	3.0%

	$334.0	100.0%	$279.9	100.0%

1.	The A.M. Best rating of “F” denotes liquidation. We have not reduced the carrying value of the recoverable from this particular reinsurer as a trust account exists to replace the potentially insufficent reserves.

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At March 31, 2011
		Gross	Gross	Fair	As At	As At	As At	As At	As At
	Amortized	Unrealized	Unrealized	Market	March 31,	December 31,	September 30,	June 30,	March 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Value	2011	2010	2010	2010	2010

Marketable Securities — Available For Sale
U.S. government securities	$775.7	$19.4	($2.3)	$792.8	10.6%	9.9%	10.9%	10.4%	9.7%
U.S. agency securities	270.2	19.4	(0.1)	289.5	3.9%	4.1%	4.8%	5.0%	5.2%
Municipal securities	19.2	0.3	(0.6)	18.9	0.3%	0.4%	0.4%	0.6%	0.4%
Corporate securities	2,207.1	105.7	(3.9)	2,308.9	31.0%	31.8%	33.3%	33.8%	33.4%
Foreign government securities	709.7	12.9	(1.1)	721.5	9.7%	8.4%	8.2%	7.9%	8.4%
Asset-backed securities	53.4	4.7	—	58.1	0.8%	0.8%	1.1%	1.1%	1.3%
Mortgage-backed securities	1,284.6	53.6	(4.2)	1,334.0	17.9%	17.8%	17.8%	19.6%	20.7%

Total fixed income maturities	5,319.9	216.0	(12.2)	5,523.7	74.2%	73.2%	76.5%	78.4%	79.1%
Short-term investments	179.9	—	—	179.9	2.4%	3.9%	4.1%	4.4%	3.8%
Equity securities	171.3	3.8	(1.6)	173.5	2.3%	—	—	—	—

Total Available For Sale	$5,671.1	$219.8	$(13.8)	$5,877.1	78.9%	77.1%	80.6%	82.8%	82.9%

Marketable Securities — Trading
U.S. government securities	$8.7	—	($0.1)	$8.6	0.1%	0.7%	0.6%	0.4%	0.1%
U.S. agency securities	0.5	0.1	—	0.6	—	—	—	—	—
Municipal securities	2.8	0.1	—	2.9	—	0.1%	—	—	—
Corporate securities	330.7	16.0	(1.0)	345.7	4.6%	4.6%	4.8%	4.8%	5.1%
Foreign government securities	8.9	0.4	—	9.3	0.1%	0.1%	0.1%	0.1%	0.1%
Asset-backed securities	5.3	—	—	5.3	0.1%	0.1%	0.1%	0.1%	0.1%

Total fixed income maturities	356.9	16.6	(1.1)	372.4	4.9%	5.6%	5.6%	5.4%	5.4%
Short-term investments	7.7	—	—	7.7	0.1%	0.1%	—	—	—

Total Trading	$364.6	$16.6	$(1.1)	$380.1	5.0%	5.7%	5.6%	5.4%	5.4%

Other investments				$30.1	0.4%	0.4%	0.4%	0.4%	0.4%

Cash				1,116.9	15.0%	16.1%	12.6%	10.6%	10.5%
Accrued interest				52.7	0.7%	0.7%	0.8%	0.8%	0.8%

Total Cash and Accrued Interest				$1,169.6	15.7%	16.8%	13.4%	11.4%	11.3%

Total Cash and Investments				$7,456.9	100.0%	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At March 31, 2011		As At December 31, 2010
	Amortized	Fair Market	Amortized	Fair Market
(in US$ millions)	Cost	Value	Cost	Value

Maturity of Available For Sale Portfolio
Due in one year or less	$528.0	$533.4	$337.7	$343.8
Due after one year through five years	2,292.7	2,381.0	2,236.3	2,330.9
Due after five years through ten years	1,112.2	1,165.8	1,146.6	1,222.2
Due after ten years	49.0	51.4	100.1	104.1

Subtotal	3,981.9	4,131.6	3,820.7	4,001.0
Non-agency commercial mortgage-backed securities	110.2	118.3	119.7	128.1
Agency mortgage-backed securities	1,174.4	1,215.7	1,126.4	1,172.5
Other asset-backed securities	53.4	58.1	54.0	58.8

Total	$5,319.9	$5,523.7	$5,120.8	$5,360.4

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

Net investment income from fixed income investments and cash	$55.3	$57.0	$58.1	$57.5	$59.4
Net investment income from equity securities	0.2	—	—	—	—

Net investment income	55.5	57.0	58.1	57.5	59.4
Net realized investment gains	8.4	10.5	22.1	5.7	12.6
Other-than-temporary impairment charges	—	—	—	—	(0.3)
Change in unrealized gains/(losses) on investments (gross of tax)	(33.6)	(122.1)	68.3	82.4	25.3

Total return on investments	$30.3	$(54.6)	$148.5	$145.6	$97.0

Portfolio Characteristics
Fixed income portfolio book yield	3.65%	3.70%	3.91%	4.05%	4.23%
Fixed income portfolio duration	3.2 years	3.3 years	3.1 years	3.0 years	3.3 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Net assets	$3,051.0	$3,241.9	$3,440.7	$3,303.9	$3,140.2	$3,305.4
Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,697.4	$2,888.3	$3,087.1	$2,950.3	$2,786.6	$2,951.8

Ordinary shares outstanding (in millions)	70.731	70.508	76.642	76.701	77.258	83.328

Ordinary shares and dilutive potential ordinary shares (in millions)	73.599	74.253	80.765	79.831	80.889	86.465

Book value per ordinary share	$38.14	$40.96	$40.28	$38.46	$36.07	$35.42

Diluted book value per ordinary share (treasury stock method)	$36.65	$38.90	$38.23	$36.96	$34.45	$34.14

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended March 31,
	2011	2010

Weighted average ordinary shares outstanding (millions)
Basic	70.552	77.395
Dilutive share equivalents:
Employee options	—	0.955
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	—	0.449
Performance shares	—	1.616
Restricted share units	—	0.224
PIERS*	—	—

Weighted average diluted shares outstanding	70.552	80.639

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

*	Preferred Income Equity Replacement Securities (PIERS)

Aspen Insurance Holdings Limited

Operating (Loss)/Income Reconciliation

Net (loss)/income is adjusted to exclude after-tax net foreign exchange gains and losses, realized gains and losses in investments.

	Three Months Ended
(in US$ millions except where stated)	March 31, 2011	March 31, 2010

Net (loss)/income as reported	$(151.7)	$18.3
Preference share dividends	(5.7)	(5.7)

Net (loss)/income available to ordinary shareholders	(157.4)	12.6
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(4.7)	(1.0)
Net realized (gains)/losses on investments	(7.0)	(11.2)

Operating (loss)/income after tax available to ordinary shareholders	(169.1)	0.4
Tax on operating income	(19.6)	0.4

Operating (loss)/income before tax available to ordinary shareholders	$(188.7)	$0.8

Weighted average ordinary shares outstanding (millions)
Basic	70.552	77.395
Dilutive share equivalents:
Employee options	—	0.955
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	—	0.449
Performance shares	—	1.616
Restricted share units	—	0.224
PIERS*	—	—

Weighted average diluted shares outstanding	70.552	80.639

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(2.23)	$0.16
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.07)	(0.01)
Net realized (gains)/losses on investments	(0.10)	(0.14)

Operating (loss)/income adjusted for preference shares dividend	$(2.40)	$0.01

Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(2.23)	$0.16
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.07)	(0.01)
Net realized (gains)/losses on investments	(0.10)	(0.14)

Operating (loss)/income adjusted for preference shares dividend	$(2.40)	$0.01

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

*	Preferred Income Equity Replacement Securities (PIERS)